SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2004

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

2604 LAWNDALE DRIVE, GREENSBORO, NC 27408

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 288-1898

Not Applicable

(Former address of principal executive offices)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 13, 2004, Carolina Bank Holdings, Inc. (the “Registrant”) announced financial results for the second quarter ended June 30, 2004, reporting net income of $347,963 and diluted earnings per common share of $0.15 (adjusted for a 20 percent stock dividend paid in April, 2004). A copy of the press release (the “Press Release”) announcing the Registrant’s results for the second quarter ended June 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated July 13, 2004 with respect to the Registrant’s financial results for the second quarter ended June 30, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 13, 2004, the Registrant announced financial results for the third quarter ended June 30, 2004, reporting net income of $347,963 and earnings per common share of $0.15 (adjusted for a 20 percent stock dividend paid in April, 2004). A copy of the Press Release announcing the Registrant’s results for the third quarter ended June 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: July 14, 2004

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release

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